Execution Version

First Amendment

to

Second Amended and Restated Credit Agreement

Dated as of
December 21, 2011

among

EV Properties, L.P.,
as Borrower,

The Guarantors,

JPMorgan Chase Bank, N.A.,
as Administrative Agent,

and

The Lenders Signatory Hereto

First Amendment to Second Amended and Restated Credit Agreement

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) dated as of December 20, 2011, is among EV Properties, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as heretofore amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Guarantors are parties to that certain Second Amended and Restated Guaranty and Collateral Agreement dated as of April 26, 2011 made by the Borrower and each of the other Obligors in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty Agreement”).

C.           The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement. For purposes of this First Amendment the following terms shall have the meanings given such terms below:

“Acquisition” means the acquisition of the Acquisition Properties pursuant to the terms and conditions of the Acquisition Documents.

“Acquisition Documents” means (a) that certain Purchase Agreement among Encana Oil & Gas (USA) Inc., as seller and Borrower, Enervest Energy Institutional Fund XII-WIC, L.P., Enervest Holding, L.P. and Enervest Energy Institutional Fund XII-WIB, L.P, collectively as buyer dated November 2, 2011, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by the Borrower pursuant to the Acquisition Documents.

Section 2.          Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)      The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, and as the same may be amended or supplemented from time to time.

(b)     The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of December 20, 2011, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

Section 3.          Assignments and Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1Assignments and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments.  The Administrative Agent and the Borrower hereby consent to such reallocation.  On the First Amendment Effective Date (as defined below) and after giving effect to such reallocations, the Applicable Percentage, Maximum Credit Amount and Commitment of each Lender shall be as set forth on Annex I of this First Amendment, which Annex I supersedes and replaces Annex I-A to the Credit Agreement (and Annex I-A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto).  With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if the Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.  To the extent that the Commitments in effect immediately prior to the First Amendment Effective Date are reallocated (the “Reallocation”) pursuant to this paragraph, then, on the First Amendment Effective Date, the Lenders shall purchase and assume (without recourse or warranty) from the Lenders (i) Loans, to the extent that there are any Loans then outstanding, and (ii) undivided participation interests in any outstanding LC Exposure to the extent necessary to ensure that after giving effect to the Reallocation, each Lender has outstanding Loans and participation interests in outstanding LC Exposure based on its Applicable Percentage as set forth on Annex I to this First Amendment.  Each Lender shall make any payment required to be made by it pursuant to the preceding sentence via wire transfer to the Administrative Agent on the First Amendment Effective Date.  Each existing Lender shall be automatically deemed to have assigned any outstanding Loans on the First Amendment Effective Date and the Lenders and the Borrower each agree to take any further steps reasonably requested by the Administrative Agent, in each case to the extent deemed necessary by the Administrative Agent to effectuate the provisions of the preceding sentences.  If, on the First Amendment Effective Date, any Loans that are Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, as amended by this First Amendment, in connection with the reallocation of such outstanding Loans to effectuate the provisions of this paragraph.  On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

3.2Borrowing Base Increase.  For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $800,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d).

Section 4.         Conditions Precedent.  This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1The Administrative Agent shall have received from all of the Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

4.2The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.

4.3The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower is concurrently consummating the Acquisition in accordance with the terms of the Acquisition Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and acquiring at least 85% of all of the Properties contemplated by the Acquisition Documents.

4.4The Administrative Agent shall have received evidence satisfactory to it that all Liens on the Acquisition Properties (other than Excepted Liens) have been released or terminated, subject only to the filing of applicable termination statements or releases.

4.5     The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Acquisition Properties.

4.6     The Administrative Agent shall have received from the Borrower (i) duly executed counterparts (in such number as may be requested by the Administrative Agent) of Security Instruments, in form and substance satisfactory to the Administrative Agent, creating Liens on the Acquisition Properties in favor of the Administrative Agent, and (ii) such termination statements or releases deemed necessary or advisable by the Administrative Agent to terminate of record any existing Liens on the Acquisition Properties (or an agreement to provide such termination statements or releases from the holders of any such Liens, in form and substance satisfactory to the Administrative Agent).

4.7Both before and immediately after giving effect to this First Amendment, no Default shall have occurred and be continuing.

4.8The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective (and the First Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.    Miscellaneous.

5.1Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the First Amendment Effective Date.

5.2Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the Guaranty Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has have occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

5.3Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

5.4No Oral Agreement.  This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the First Amendment Effective Date.

BORROWER:	EV PROPERTIES, L.P.

	By:	EV Properties GP, LLC, its general partner

		By:	/s/ MICHAEL E. MERCER
		Name:	Michael E. Mercer
		Title:	Senior Vice President and Chief
Financial Officer

GUARANTORS:	EV ENERGY PARTNERS, L.P.

	By:	EV Energy GP, L.P., its general partner
	By:	EV Management, L.L.C., its general partner

By:	/s/ MICHAEL E. MERCER
Name:	Michael E. Mercer
Title:	Senior Vice President and Chief
Financial Officer

EV PROPERTIES GP, LLC

By:	/s/ MICHAEL E. MERCER
Name: Michael E. Mercer
Title: Senior Vice President and Chief
Financial Officer

ENERVEST PRODUCTION
PARTNERS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

EVPP GP, LLC

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Michael E. Mercer
Title: Senior Vice President and Chief
Financial Officer

EVCG GP, LLC

By:	/s/ MICHAEL E. MERCER
Name: Michael E. Mercer
Title: Senior Vice President and Chief
Financial Officer

ENERVEST MONROE MARKETING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Michael E. Mercer
Title: Senior Vice President and Chief
Financial Officer

ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Michael E. Mercer
Title: Senior Vice President and Chief
Financial Officer

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

	By:	/s/ RONALD DIERKER
	Name:	Ronald Dierker
	Title:	Managing Director

LENDERS:	BNP PARIBAS, as a Lender

	By:	/s/ BESTY JOCHER
	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ MATTHEW TURNER
	Name:	Matthew Turner
	Title:	Vice-President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ MICHAEL REAL
	Name:	Michael Real
	Title:	Director

COMPASS BANK, as a Lender

	By:	/s/ TREY LEWIS
	Name:	Trey Lewis
	Title:	Assistant Vice President

CITIBANK, N.A., as a Lender

By:	/s/ THOMAS BENAVIDES
Name:	Thomas Benavides
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ JUSTIN CRAWFORD
Name:	Justin Crawford
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ DARRELL STANLEY
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ MICHAEL WILLIS
Name:	Michael Willis
Title:	Managing Director

ING CAPITAL LLC, as a Lender

By:	/s/ JULIE BIESER
Name:	Julie Bieser
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ MARK LUMPKIN, JR.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ T. DONOVAN
Name:	T. Donovan
Title:	Managing Director

UNION BANK, N.A., as a Lender

By:	/s/ PAUL E. CORNELL
Name:	Paul E. Cornell
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ CHARLES W. PATTERSON
Name:	Charles W. Patterson
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ ARI BRUGER
Name:	Ari Bruger
Title:	Vice President

By:	/s/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Associate

THE FROST NATIONAL BANK, as a Lender

By:	/s/ ANDREW A. MERRYMAN
Name:	Andrew A. Merryman
Title:	Sr. Vice President